CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


          In connection with the Annual Report of Birch Financial, Inc.
(the "Company") on Form 10-KSB-A2 for the period ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Nelson L. Colvin, President, and Keith L. Walton, Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


 /s/ Nelson L. Colvin
-----------------------
Nelson L. Colvin
President
11/08/2005



  /s/ Keith L. Walton
--------------------
Keith L. Walton
Treasurer
11/08/2005